UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 5, 2019

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

4900 Tiedeman Road, 4th Floor; Brooklyn, OH	44144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 898-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02                                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 5, 2019, Terence F. Sullivan resigned as Chief Financial Officer and Head of Strategy of Victory Capital Holdings, Inc. (the “Company”) effective on March 1, 2019.  Mr. Sullivan will assist in the transition of the Chief Financial Officer role until his departure from the Company.  Mr. Sullivan’s departure is not due to a dispute or disagreement with the Company.

On February 5, 2019, the Company promoted Michael D. Policarpo from the Chief Operating Officer of the Company to President, Chief Financial Officer and Chief Administrative Officer effective March 1, 2019.  In his new role Mr. Policarpo will oversee the Company’s operations and administrative functions and will also assume the duties of the Company’s Principal Financial Officer and Principal Accounting Officer.  Mr. Policarpo has been with the Company for 14 years and has served in various senior capacities over his tenure including as the Company’s prior Chief Financial Officer for 4 years before Mr. Sullivan’s arrival.  Mr. Policarpo’s institutional knowledge, industry experience and direct involvement in the sourcing and execution of the Company’s acquisition strategy position him very well for a smooth transition into this new role.  Mr. Policarpo will continue to participate in the same compensation programs as in his prior roles.

Item 7.01            Regulation FD Disclosure

On February 6, 2019, the Company issued a press release announcing the management changes described in Item 5.02 of this Form 8-K.  A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act and shall not be deemed incorporated by reference into any filing under the Securities Act.

Item 9.01 Financial Statements and Exhibits

Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release dated February 6, 2019

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 6, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Dated: February 6, 2019	By:	/s/ David C. Brown
		Name:	David C. Brown
		Title:	Chairman and Chief Executive Officer